UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 26, 2015

Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-15401 (Commission File Number)	43-1863181 (IRS Employer Identification Number)
533 Maryville University Drive St. Louis, Missouri 63141 (Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

Energizer Holdings, Inc. (“Energizer” or the “Company”) is filing this Amendment No. 1 to Form 8-K in part to update information reported in Item 2.05 to the Current Report on Form 8-K filed January 30, 2015 (the “Original 8-K”) regarding the timing and estimated amount or range of amounts to be incurred for each major type of cost associated with the Company’s previously announced Spin restructuring initiatives disclosed in the Original 8-K.

Except for the foregoing, this Amendment No. 1 does not amend the Original 8-K in any way and does not modify or update any other disclosures contained in the Original 8-K. This Amendment No. 1 supplements and does not supersede the Original 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Original 8-K.
As previously disclosed, the Company is incurring incremental costs to evaluate, plan and execute the spin-off transaction. In addition, the Company plans to execute certain restructuring initiatives in order to prepare both businesses to operate as stand-alone entities.
The Company disclosed estimated total spin-off and spin restructuring related costs through the close of the spin-off to be approximately $350 million to $425 million, including $60 million debt breakage.

•	$270-$325 million related to the transaction evaluation, planning and execution

•	$80-$100 million related to spin restricting initiatives.

The Company has incurred the following pre-tax charges related to the transaction evaluation, planning and execution for the current quarter, fiscal year-to-date and project-to-date:

•	$48.3 million for the second fiscal quarter

•	$89.1 million for the six months ended March 31, 2015

•	$133.8 million for the project-to-date.

In addition, the Company has incurred the following pre-tax charges related to spin restructuring activities for the current quarter, fiscal year-to-date and project-to date:

•	$45.5 million for the second fiscal quarter

◦	$36.6 million related to severance and related benefit costs,

◦	$8.1 million related to non-cash asset write-downs, and

◦	$0.8 million related to other restructuring related costs.

•	$48.3 million for the six months ended March 31, 2015 and for the project-to-date

◦	$39.4 million related to severance and related benefit costs,

◦	$8.1 million related to non-cash asset write-downs, and

◦	$0.8 million related to other restructuring related costs.

A summary of the remaining estimated costs for the Spin restructuring is as follows:

•	Approximately $20-$25 million related to severance and related benefit costs,

•	Approximately $10-$15 million related to non-cash asset write-downs, and

•	Approximately $10 million related to other restructuring related costs.

Total, as well as category ranges, are subject to change based on final decisions related to the Spin restructuring initiatives. These restructuring initiatives are expected to be substantially completed by the end of fiscal 2016.

Forward-Looking Statements. This document contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts but instead reflect our expectations, estimates or projections concerning future results or events, including, without limitation, statements regarding the planned spin-off of the Household Products business, the timing of any such spin-off, the future earnings and performance of Energizer Holdings or any of its businesses, including the Household Products and Personal Care businesses on a standalone basis if the spin-off is completed. These statements generally can be identified by the use of forward-looking words or phrases such as "believe," "expect," "expectation," "anticipate," "may," "could," "intend," "belief," "estimate," "plan," "target," "predict," "likely," "will," "should," "forecast," "outlook," or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved. The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation:

•	Whether the spin-off of the Household Products business is completed, as expected or at all, and the timing of any such spin-off;

•	Whether the conditions to the spin-off can be satisfied;

•	Whether the operational, marketing and strategic benefits of the spin-off can be achieved;

•	Whether the costs and expenses of the spin-off can be controlled within expectations;

•	General market and economic conditions;

•	Market trends in the categories in which we operate;

•	The success of new products and the ability to continually develop and market new products;

•	Our ability to attract, retain and improve distribution with key customers;

•	Our ability to continue planned advertising and other promotional spending;

•
Our ability to timely execute strategic initiatives, including restructurings, in a manner that will positively impact our financial condition and results of operations and does not disrupt our business operations;

•	The impact of strategic initiatives, including the planned spin-off of the Household Products business as well as restructurings, on our relationships with employees, customers and vendors;

•	Our ability to maintain and improve market share in the categories in which we operate despite heightened competitive pressure;

•	Our ability to improve operations and realize cost savings;

•	The impact of foreign currency exchange rates and currency controls as well as offsetting hedges;

•	The impact of raw material and other commodity costs;

•	Goodwill impairment charges resulting from declines in profitability or estimated cash flows related to intangible assets or market valuations for similar assets;

•	Costs and reputational damage associated with cyber-attacks or information security breaches;

•	Our ability to acquire and integrate businesses, and to realize the projected results of acquisitions;

•	The impact of advertising and product liability claims and other litigation;

•	Compliance with debt covenants and maintenance of credit ratings as well as the impact of interest and principal repayment of our existing and any future debt; or

•	The impact of legislative or regulatory determinations or changes by federal, state and local, and foreign authorities, including taxing authorities.

In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in Energizer's publicly filed documents, including its annual report on Form 10-K for the year ended September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: May 7, 2015